Clear Course for Profitable Growth 4Q and Full-Year 2024 Earnings Call February 25, 2025

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this presentation include the Company's expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2025, and its three-year financial targets for 2025 through 2027. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to recruit and retain management and key personnel, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law. The Company is unable to provide expectations of GAAP net income (loss), the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Non-GAAP Financial Measures Management uses certain non-GAAP financial measures in this presentation, most specifically Adjusted EBITDA, Adjusted Gross Margin, Adjusted Net Income and Free Cash Flow, as a supplement to GAAP financial measures to further evaluate the company’s operating performance period over period, analyze the underlying business trends, assess performance relative to competitors and establish operational objectives.  Management believes it is important to provide investors with the same non-GAAP metrics it uses to evaluate the performance and underlying trends of the company’s business operations to facilitate comparisons to its historical operating results and evaluate the effectiveness of its operating strategies. Disclosure of these non-GAAP financial measures also facilitates comparisons of the Company’s underlying operating performance with other companies in the industry that also supplement their GAAP results with non-GAAP financial measures. Unless noted otherwise, full-year guidance is based on the current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year. These non-GAAP financial measures should not be considered in isolation from, or as replacements for, the most directly comparable GAAP financial measures, as these measures are not prepared in accordance with U.S. GAAP. Reconciliations between GAAP and non‐GAAP results are included at the end of this presentation and represent the most comparable GAAP measure(s) to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding this press release filed today with the SEC available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com. Amounts may not add due to rounding.

TAKE OWNERSHIP INNOVATE BOLDLY WIN TOGETHER The unrivaled partner in Med Tech, delivering exceptional experiences and life-changing solutions. 4

Q4 2024 Financial Highlights

$215.7M	$23.9M	$15.2M	12%	9%	21%	71.1%
Net Sales 8% Growth YoY as reported and constant currency[1]	**Non-GAAP Adjusted EBITDA[2]** $4.3M YoY increase and ~130 bps margin expansion	**Free Cash Flow[2]** Significant improvement in cash usage compared to previous quarters	**U.S. Spine Fixation[3] YoY Net Sales Growth** Driven by distribution expansion and penetration in existing accounts	**Bone Growth Therapies YoY Net Sales Growth** 10% Growth in BGT Fracture	**U.S. Orthopedics YoY Net Sales Growth** U.S. Orthopedics delivered a record quarter, benefiting from strong execution	**Non-GAAP Adjusted Gross Margin[2]** Compared to 72.2% for Q4 2023

"We are pleased with the performance of the Orthofix team to serve our surgeons and patients and successfully execute our plans throughout 2024. Our fourth quarter results reflect outstanding performance across all three major product lines, providing further evidence that Orthofix's balanced and complementary product mix offers a differentiated advantage across multiple markets. We enter 2025 with great momentum as two integrated organizations. The entire team remains focused on executing our priorities, and I look forward to leveraging our unique portfolio platform to drive value creation through profitable growth in 2025 and beyond."



Massimo Calafiore
President & Chief Executive Officer

[1] Constant Currency is calculated by applying foreign currency rates applicable to the comparable, prior-year period to present the current period net sales at comparable rates. Constant currency can be presented for numerous GAAP measures, but is commonly used by management to analyze net sales excluding the impact of changes in foreign currency rates. [2] The reasons for and nature of non-GAAP disclosures by the Company, descriptions of the adjustments used to calculate those non-GAAP financial measures, and reconciliations of those non-GAAP financial measures to the most comparable GAAP financial measure, are provided in the Company's press release issued and Annual Report on Form 10-K filed on February 25, 2025. [3] Spine fixation is comprised of the Company's Spinal Implants product category, excluding motion preservation product offerings.

5

ORTHOFIX®

6 Record Q4 net sales results reflect strong execution across all three major product lines where performance was led by strength in our U.S. markets 01 Solid operational execution – Achieved profitability objectives, including $15.2M in free cash flow for Q4, much earlier than originally anticipated 02 Company entered into record number of 7D FLASH™ Navigation System placements for full-year 2024 03 Prudently deploying capital and prioritizing investment in profitable growth opportunities and increased penetration of our technology and product platforms in areas where we can win 04 Executing toward three-year financial targets and building on positive momentum – Company increases long-term net sales CAGR target to 6.5% to 7.5% from previous 6% to 7% 05 Q4 and Full-Year 2024 Key Messages

Q4 2024 Results Summary

Fourth Quarter 2024 Results Summary (in millions)

	Q4 2024	Q4 2023	Constant Currency Change
Bone Growth Therapies	$ 63.9	$ 58.8	8.6%
Spinal Implants, Biologics, and Enabling Technologies	116.0	111.0	4.5%
Global Spine	179.9	169.8	6.0%
Global Orthopedics	35.8	30.6	18.1%
Total Net Sales	$ 215.7	$ 200.4	7.8%
Non-GAAP Adjusted Gross Margins	71.1%	72.2%	-110 bps
Non-GAAP Adjusted EBITDA	$ 23.9	$ 19.6	22.3%

Q4 2024 Total Revenues $215.7M +8% YoY*



Global Orthopedics
$35.8M +18%*
Bone Growth Therapies
$63.9M +9%
8%
92%
International Spinal Implants, Biologics & Enabling Technologies
$9.8M (-6.1%)*
U.S. Spinal Implants, Biologics & Enabling Technologies
$106.2M +5.6%
Global Spinal Implants, Biologics, & Enabling Technologies
$116.0M +4.5%*

Q4 Total Net Sales: $215.7M;
7.8% YoY constant currency growth

Q4 Non-GAAP Adjusted EBITDA: $23.9M; 11.1% of net sales
vs $19.6M in 4Q23; 9.8% of net sales

Q4 Non-GAAP Adjusted Gross Margin: 71.1%
vs 72.2% in 4Q23

Q4 Non-GAAP Sales & Marketing: $101.1M; 46.9% of net sales
vs $96.8M in 4Q23; 48.3% of net sales

Q4 Non-GAAP R&D: $17.5M; 8.1% of net sales
vs $16.6M in 4Q23; 8.3% of net sales

* YoY Growth on Constant Currency basis

7

ORTHOFIX

Full-Year 2024 Results Summary FY24 Total Net Sales: $799.5M; 7.1% YoY constant currency growth FY24 Non-GAAP Adjusted EBITDA: $67.4M; 8.4% of net sales vs $46.2M in FY23; 6.2% of net sales FY24 Non-GAAP Adjusted Gross Margin: 71.0% vs 71.4% in FY23  FY24 Non-GAAP Sales & Marketing: $394.5M; 49.3% of net sales vs $378.3M in FY23; 50.7% of net sales FY24 Non-GAAP R&D: $71.7M; 9.0% of net sales vs $68.3M in FY23; 9.1% of net sales 8 FY 2024 Total Revenues $799.5M +7% YoY* Bone Growth Therapies $233.4M +9.8% Global Orthopedics $124.2M +7.9%* Global Spinal Implants, Biologics, & Enabling Technologies $441.9M +5.5%* International Spinal Implants, Biologics & Enabling Technologies  $36.1M (8.3%)* U.S. Spinal Implants, Biologics & Enabling Technologies  $405.8M +7% 92% 8% * YoY Growth on Constant Currency basis Full-Year 2024 Results Summary (in millions)           FY 2024   FY 2023   Constant Currency Change Bone Growth Therapies $ 233.4 $ 212.5 9.8% Spinal Implants, Biologics, and Enabling Technologies 441.9 418.8 5.5% Global Spine 675.3 631.3 7.0% Global Orthopedics 124.2 115.3 7.9% Total Net Sales $ 799.5 $ 746.6 7.1% Non-GAAP Adjusted Gross Margins 71.0% 71.4% -40 bps Non-GAAP Adjusted EBITDA $ 67.4   $ 46.2   46.0%

Q4 2024 Business Segment Highlights Bone Growth Therapies BGT net sales grew 9% and BGT Fracture grew 10% Successful cross-selling Continued focus on adding new surgeons and competitive surgeon conversions BGT Fracture with AccelStim™ bone growth therapy device continuing to outperform the market Spine U.S. Spine Fixation grew 12%, more than 2x the market rate Healthy double-digit growth across all three franchises: Cervical Fusion, Interbodies and Thoracolumbar Fixation Ongoing limited market release of Reef™ L Lateral Lumbar Interbody and WaveForm™ A Interbody Orthopedics U.S. Orthopedics delivered record net sales and grew 21% Growth led by combination of TrueLok™ and Fitbone™ products and growth in GALAXY™ fixation product family 510(k) clearance and first patient surgeries with TrueLok™ Elevate TBT System – limited launch in progress 9 TBT = Transverse Bone Transport

Improving Financial Strength and Driving Strong, Positive Free Cash Flow Strong Execution and Positive Momentum Towards Free Cash Flow Driving Positive Free Cash Flow Expect to be free cash flow positive for full-year 20251 Drop-through to EBITDA of incremental revenue Working Capital improvements Efficient Working Capital Management Reduction in Inventory Days on Hand (DOH) and Instrument Efficiency Continued improvement in Days Sales Outstanding (DSO) 1 Excluding impact of restructuring charges related to the discontinuation of the M6-C artificial cervical and M6-L artificial lumbar disc product lines, which we expect to be a headwind to 2025 free cash flow

Building on a Strong Foundation – Transformation Focused on Accelerating Excellence At an Inflection Point in Our Journey Focused on Strategic, Operational, and Financial Discipline RECENT ACCOMPLISHMENTS AND TRANSFORMATIVE ACTIONS Building on clear competitive advantages Delivering consistent execution – reached profitability objectives, including positive free cash flow (FCF) for 2H24 Supporting profitable growth with disciplined capital deployment Continuing on track with SeaSpine integration and capturing synergies Driving a culture of execution and accountability through new, world-class management team CONTINUED LEADERSHIP FOCUS AREAS – MULTIPLE LEVERS FOR PROFITABLE GROWTH Innovation Focus Continued development of differentiated products to meet diverse surgeon preferences Commercial Strategy Enhancement Deeper market penetration through comprehensive portfolio offerings Technology Leadership Harnessing advanced systems for improved surgical outcomes and efficiency Growth Sustainability Emphasis on high-quality revenue streams and operational excellence Cash Flow Management Strategic financial planning to sustain positive FCF

Comprehensive Portfolio of Transformative Solutions Improved Clinical Efficiencies and Economic Value with 7D Enabling Technology Established Distribution Channels and Extensive Global Commercial Reach Large Addressable Markets with High- Growth Opportunities Across Continuum of Care World-Class, Visionary Leadership Team with Deep Sector Expertise Expanding and Deepening Customer Relationships 12 Capitalizing on Clear Competitive Advantages

Addressable Markets ~$15B within Full Continuum of Care

	Total Addressable Market	2025 – 2027 Expected Market Growth Rate
Spinal Implants	~$10.1B	~3% – 4%
Bone Growth Therapies	~$0.6B	~2% – 3%
Biologics	~$2.1B	~2% – 3%
Orthopedics	~$1.7B	~5% – 6%
Enabling Technologies	~$0.4B	~10% – 12%

Well-Positioned for Favorable Macro Trends



Aging Population
Digital Healthcare
Evolving Standards of Care
AI and Machine Learning
Enabling Technology Advancement

Significant Runway Ahead for Further Above-Market Growth

13

Spinal Implants

Executing Innovation and Taking Share

- Comprehensive, best-in-class spinal implants designed to work in concert with 7D Navigation and biologics to support improved clinical outcomes
- Focus on deformity correction and experts in cervical fixation and material science

Select Product Examples



Shoreline™ ACS



NorthStar™ OCT

Cervical



Mariner™ Deformity



Phoenix™ MIS



Wayfinder™

Thoracolumbar Fixation



WaveForm™ (3D Printed)



Reef™ (IBDs)



Explorer™ (Expandable)



Meridian™

Interbody

Market Overview


~$10.1B
TAM[1]

Thoracolumbar Fixation

- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

Interbody

- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

Cervical

- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

OFIX Growth Drivers

- Sales channel optimization for growth, cross-selling, and OPEX leverage
- Pull through from lateral, cervical, and 7D earnouts
- Best-in-class implants to improve patient outcomes

Supporting Clinicians and Patients through Continuous Innovation of Procedure Solutions

[1] U.S. Total Addressable Market. Sources: iData Research Inc.; U.S. Market Report for Spinal Implants and VCF; SmartTrak US Spine Market Report; Internal OFIX estimates

14

ORTHOFIX

Bone Growth Therapies

Maximizing #1 Market Position

- Safe, effective, non-surgical alternative to aid in bone healing of fracture management and high-risk spine fusions
- Most comprehensive portfolio of bone growth stimulation devices
- Most indications on the market to aid in bone healing solutions

#1 prescribed bone growth stimulator

First to offer free recycling for patients to properly dispose their devices

PEMF technology approved since 1986

1,100,000+
Prescribed devices

Select Product Examples



PhysioStim™



AccelStim™

Complex Foot & Ankle Reconstruction and Fracture Management



CervicalStim™



SpinalStim™

Spine Fusion Therapy

Market Overview


~$0.6B
TAM[1]

Spine
- #1 Position
- ~2% – 3% market growth rate (2025 – 2027)

Fracture
- #2 Position
- ~2% – 3% market growth rate (2025 – 2027)

OFIX Growth Drivers
- Procedural selling focused on cross-selling with orthopedics and spine
- New market channels with established sales representatives
- AccelStim growth to penetrate Fracture market

Growing Above Market through Innovation and Expansion

15

Note: PEMF = Pulsed Electromagnetic Field. [1] U.S. Total Addressable Market.

ORTHOFIX

Biologics

Growing from a Position of Strength

- Full spectrum of biologic solutions to enhance fusion process and promote bone repair and growth
- Provide industry leading, best-in-class products in each of the major bone grafting categories

Select Product Examples



OsteoStrand™ Plus



OsteoSurge™ 300

Demineralized Bone Matrix



Trinity Elite™

Cellular Allograft



OsteoCove™

Synthetic



OsteoBallast™

Procedure-Specific

Market Overview


~$2.1B
TAM1

Demineralized Bone Matrix
- #2 Position
- ~2% – 3% market growth rate (2025 – 2027)

Cellular Allograft
- #2 Position
- ~2% – 3% market growth rate (2025 – 2027)

Synthetic
- Significant share capture opportunity
- ~2% – 3% market growth rate (2025 – 2027)

Growth Factors, Other
- Do not participate

OFIX Growth Drivers

- Opportunities in current portfolio and spine
- Product innovation with clinical research
- Disc regeneration, channel expansion options

Strategically Introducing New Products to Capture Additional Market Share

[1] Global Total Addressable Market, including Growth Factors.

16

ORTHOFIX

Orthopedics

Redefining Limb Reconstruction

- Unique portfolio of limb reconstruction solutions, addressing the most challenging orthopedic conditions in patients of all ages

Select Product Examples



TL-HEX™

Extremity Deformity Correction



TrueLok Elevate™ TBT

Limb Preservation



Fitbone™

Limb Lengthening



Galaxy Gemini™

Complex Fracture Management



Enabling Technologies - OrthoNext™

Market Overview


~$1.7B
TAM[1]

Extremity Deformity Correction & Limb Restoration
- Significant share capture opportunity
- ~5% – 6% market growth rate (2025 – 2027)

Limb Lengthening
- Significant share capture opportunity
- ~7% – 8% market growth rate (2025 – 2027)

Complex Fracture Management
- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

OFIX Growth Drivers

- Accelerating U.S. growth and expanding position
- Global sales channel optimization through execution and focused distribution
- New product platforms with next-gen digital capabilities

Proven Leader with Room to Grow through Innovation of Hardware and Digital Solutions

17

[1] Global Total Addressable Market.

ORTHOFIX

Enabling Technologies

Empowering Excellence with Real-Time, Integrated Smart Technologies

- FLASH™ Navigation with 7D Technology, world's leading, zero-radiation[1] spine image-guided surgery system
- Allows surgeons to perform **fast, cost-effective, and radiation-free** surgery
- Pacesetting leader for open spine procedures and deformity correction

Product Example


FLASH
NAVIGATION
7D Technology

FLASH™ Navigation with 7D Technology

Significant Focus in Spine



Open and Percutaneous Spine Modules[2]

Market Overview


~$0.4B
TAM3

Spinal Navigation

- Significant share capture opportunity
- ~10% – 12% market growth rate (2025 – 2027)

OFIX Growth Drivers

- 7D deployments through commercial financing structures and product pull through
- Product integration with spinal implant portfolio
- Digital ecosystem expansion (pre-op planning, intra-op navigation, and post-op care)

Capturing Significant Opportunity to Leverage Technology and Expand Share in Spine

[1] Based on a pre-op CT or MRI, no intra-op radiation is required using Open Spine Module, eliminating exposure to surgeons, staff, and patients. Intra-op radiation is required for Percutaneous Module. [2] ~40% of U.S. installed base has cranial module. [3] Global Total Addressable Market.

18

ORTHOFIX®

Innovation Spotlight – FLASH™ Navigation with 7D Technology



First and only image-guided surgery system featuring 7D's machine-vision technology, allowing surgeons to perform **fast, cost-effective, radiation-free IGS**


FLASH
NAVIGATION
7D Technology
SeaSpine

Flexible Selling Models to Meet Unique Needs of Facility

- **Capital Purchase**
- **Lease**
- **Voyager Earnout Program**

"Earnout" through purchase of spine hardware and/or biologics; creating recurring revenue stream and stronger customer relationships

Revolutionizing Spinal Navigation

Created Meaningful Advantages with FLASH™ Navigation with 7D Technology

97.8% reduction in intraoperative radiation during adult degenerative spinal fusions[1*]

61% reduction in intraoperative radiation during complex pediatric deformity spinal fusions[2*]

98.8% accurate with no pedicle breach[1*]

94% faster than intraoperative CT-based systems[3*]

63.6 minutes saved per case[4*]

Technology Differentiates Portfolio While Enabling Service to Full Continuum of Surgical Care

*Not an Orthofix sponsored clinical study. [1] Malham GM, Munday NR. Comparison of novel machine vision spinal image guidance system with existing 3D fluoroscopy-based navigation system: a randomized prospective study. Spine J. 2022 Apr;22(4):561-569. doi: 10.1016/j.spinee.2021.10.002. Epub 2021 Oct 16. PMID: 34666179. [2] Comstock, Christopher P. MD; Wait, Eric MD. Novel Machine Vision Image Guidance System Significantly Reduces Procedural Time and Radiation Exposure Compared With 2-dimensional Fluoroscopy-based Guidance in Pediatric Deformity Surgery. Journal of Pediatric Orthopaedics ():10.1097/BPO.0000000000002377, March 6, 2023. | DOI: 10.1097/ BPO.0000000000002377 [3] Jakubovic R, Guha D, Gupta S, et al. High speed, high density intraoperative 3D optical topographical imaging with efficient registration to MRI and CT for craniospinal surgical navigation. Sci Rep. 2018;8:14894. doi:10.1038/s41598-018-32424-z. [4] Lim KBL, Yeo ISX, Ng SWL, Pan WJ, Lee NKL. The machine-vision image guided surgery system reduces fluoroscopy time, ionizing radiation and intraoperative blood loss in posterior spinal fusion for scoliosis. Eur Spine J. 2023 Jul 10. doi: 10.1007/s00586-023-07848-5. Epub ahead of print. PMID: 37428212.Stewart G. Visible Light Navigation in Spine Surgery: My Experience With My First 150 Cases. Int J Spine Surg. 2022 Oct;16(S2):S28-S36. doi: 10.14444/8274. Epub 2022 Aug 5. PMID: 36456113; PMCID: PMC9808787.

19

ORTHOFIX

Significant Cross-Portfolio Commercial Opportunities

Spine

- Maximize procedural selling opportunity with Biologics, 7D, and BGT

Bone Growth Therapies (BGT)

- Combined portfolio with Biologics to target Trauma surgeons
- Combine with select Orthopedics product lines
- Expanding domestically through legacy SeaSpine distribution and orthopedics
- Expand internationally via Orthopedics Channels

Biologics

- Expand cross-selling with U.S. Orthopedics channels

Orthopedics

- Maximize procedural selling opportunity with Biologics, BGT, and Enabling Technologies

Enabling Technologies (ET)

- Focus on 7D equipment placements to drive recurring implant usage
- Leverage investment and drive synergistic approach across the portfolio

20

ORTHOFIX

Looking Forward – Accelerating Our Profitable Growth Engine Advancing Toward Our Goals for Consistent Above-Market Growth, Improved Profitability, and Positive Free Cash Flow Invest in Differentiated Technologies in Areas Where We Can Win and Lead Innovation Capitalize on Multiple Access Points to Grow Business at Sustained, Above-Market Rates Operate with Discipline for Margin Expansion Improve Financial Strength and Drive Strong, Positive Cash Flow

Full-Year 2025 Guidance1 $818M – $826M Net Sales $82M – $86M Adjusted EBITDA Positive Free Cash Flow for 2025² 1 As of the Company’s Q4 2024 Earnings Call hosted on 2/25/2025. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect any confirmation or update of, that guidance by Orthofix leadership as of any date other than 2/25/2025. Net sales range of $818 million to $826 million excludes sales from the discontinued M6 artificial disc product lines and includes a negative impact from foreign currency of approximately $4 million, or 50 basis points, on a reported basis, as compared to the full-year 2024. The Company’s expected net sales represent implied constant currency growth of 6.5% year-over-year at midpoint of the range. This guidance range is based on current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year. 2 Excluding impact of restructuring charges related to the discontinuation of the M6-C artificial cervical and M6-L artificial lumbar disc product lines, which we expect to be a headwind to 2025 free cash flow

Strategy is Driving Long-Term Profitable Growth – Increased Net Sales CAGR in 2027 Financial Goals

2027 Financial Targets	**6.5% – 7.5%** **Net Sales CAGR** (2025 – 2027)	**Mid-Teens** **Adj. EBITDA** (Full-year 2027)	**Positive** **Free Cash Flow Generation**[1] (2025 – 2027)
Growth Engine Pillars	Differentiated Technologies Multiple Access Points	Margin Expansion	Strong Cash Flow
Assumptions	• Sustained market demand: weighted average market growth of ~4% – 5% • Includes negative pricing impact of 1% to 2% • No material change in reimbursement or regulatory environment	• ~300 bps of Gross Margin expansion over period • Capture remaining merger synergies • Fixed cost leverage, moderating expense growth	• Driven by continued Adj. EBITDA improvement • Reduction in inventory DOH • Improved instrument utilization

Increased from 6% - 7%

[1] Excluding impact of restructuring charges related to the discontinuation of the M6-C artificial cervical and M6-L artificial lumbar disc product lines, which we expect to be a headwind to 2025 free cash flow

23

ORTHOFIX

Investment Summary – Why Invest in Orthofix? 01 Strong fundamentals with profitable growth opportunity and compelling value proposition across diverse portfolio 02 More focused commercial strategy with robust innovation pipeline complemented by successful cross-selling 03 New leadership team well-positioned to implement strategic vision and achieve sustainable, profitable growth across portfolio 04 Improved operational execution; achieved profitability objectives, including positive free cash flow for second half of 2024, much earlier than originally anticipated 05 New 2027 financial targets reflect confidence in sustainable growth trends and commercial strategy and execution

For additional information, please contact: Julie Dewey, IRC Chief IR & Communications Officer juliedewey@orthofix.com 209-613-6945 www.Orthofix.com NASDAQ: OFIX

Financial and Non-GAAP Reconciliation Tables Appendix

Net Sales by Major Product Category by Reporting Segment     Three Months Ended December 31,   (Unaudited, U.S. Dollars, in millions)   2024     2023     Change     Constant Currency Change   Bone Growth Therapies   $ 63.9     $ 58.8       8.6%     8.6 % Spinal Implants, Biologics, and Enabling Technologies     116.0       111.0       4.5%     4.5 % Global Spine     179.9       169.8       5.9%     6.0 % Global Orthopedics     35.8       30.6       16.8%     18.1 % Net sales   $ 215.7     $ 200.4       7.6%     7.8 %     Year Ended December 31,   (Unaudited, U.S. Dollars, in millions)   2024     2023     Change     Constant Currency Change   Bone Growth Therapies   $ 233.4     $ 212.5       9.8%     9.8 % Spinal Implants, Biologics, and Enabling Technologies     441.9       418.8       5.5%     5.5 % Global Spine     675.3       631.3       7.0%     7.0 % Global Orthopedics     124.2       115.3       7.7%     7.9 % Net sales   $ 799.5     $ 746.6       7.1%     7.1%

Condensed Consolidated Balance Sheets (U.S. Dollars, in thousands, except par value data)   December 31, 2024     December 31, 2023                 Assets             Current assets             Cash and cash equivalents   $ 83,238     $ 33,107   Restricted cash     2,500       4,650   Accounts receivable, net of allowances of $7,418 and $7,130, respectively     134,713       128,098   Inventories     189,452       222,166   Prepaid expenses and other current assets     23,382       32,422   Total current assets     433,285       420,443   Property, plant, and equipment, net     139,804       159,060   Intangible assets, net     98,803       117,490   Goodwill     194,934       194,934   Other long-term assets     26,468       33,388   Total assets   $ 893,294     $ 925,315   Liabilities and shareholders’ equity             Current liabilities             Accounts payable   $ 48,803     $ 58,357   Current portion of long-term debt     —       1,250   Current portion of finance lease liability     755       708   Other current liabilities     119,070       104,908   Total current liabilities     168,628       165,223   Long-term debt     157,015       93,107   Long-term portion of finance lease liability     17,835       18,532   Other long-term liabilities     46,692       49,723   Total liabilities     390,170       326,585   Contingencies             Shareholders’ equity             Common shares $0.10 par value; 100,000 shares authorized; 38,486 and 37,165 issued and outstanding as of December 31, 2024 and 2023, respectively     3,849       3,717   Additional paid-in capital     779,718       746,450   Accumulated deficit     (276,141)     (150,144) Accumulated other comprehensive loss     (4,302)     (1,293) Total shareholders’ equity     503,124       598,730   Total liabilities and shareholders’ equity   $ 893,294     $ 925,315

Condensed Consolidated Statements of Operations     Three Months Ended     Year Ended       December 31,     December 31,   (U.S. Dollars, in thousands, except share and per share data)   2024     2023     2024     2023       (Unaudited)         Net sales   $ 215,657     $ 200,415     $ 799,491     $ 746,641   Cost of sales     66,816       63,785       253,606       260,368   Gross profit     148,841       136,630       545,885       486,273   Sales, general, and administrative     136,479       132,284       532,525       530,395   Research and development     18,807       18,941       73,643       80,231   Acquisition-related amortization and remeasurement     5,031       3,720       24,336       14,757   Operating loss     (11,476)     (18,315)     (84,619)     (139,110) Interest expense, net     (14,920)     (4,500)     (29,631)     (8,631) Other income (expense), net     (3,315)     766       (9,625)     (938) Loss before income taxes     (29,711)     (22,049)     (123,875)     (148,679) Income tax benefit (expense)     564       (125)     (2,122)     (2,716) Net loss   $ (29,147)   $ (22,174)   $ (125,997)   $ (151,395)                           Net loss per common share:                         Basic   $ (0.75)   $ (0.59)   $ (3.30)   $ (4.12) Diluted     (0.75)     (0.59)     (3.30)     (4.12) Weighted average number of common shares (in millions):                         Basic     38.7       37.3       38.1       36.7   Diluted     38.7       37.3       38.1       36.7

Adjusted Gross Profit and Adjusted Gross Margin     Three Months Ended December 31,     Year Ended December 31,   (Unaudited, U.S. Dollars, in thousands)   2024     2023     2024     2023   Gross profit   $ 148,841     $ 136,630     $ 545,885     $ 486,273   Share-based compensation expense     477       462       2,068       1,878   SeaSpine merger-related costs     660       214       6,239       6,861   Strategic investments     32       125       192       389   Acquisition-related fair value adjustments     3,047       7,037       12,188       36,044   Amortization/depreciation of acquired long-lived assets     313       372       1,153       1,196   Medical device regulation     —       (72)     —       604   Adjusted gross profit   $ 153,370     $ 144,768     $ 567,725     $ 533,245   Adjusted gross margin     71.1%     72.2%     71.0%     71.4%

Adjusted EBITDA     Three Months Ended December 31,     Year Ended December 31,   (Unaudited, U.S. Dollars, in thousands)   2024     2023     2024     2023   Net loss   $ (29,147)   $ (22,174)   $ (125,997)   $ (151,395) Income tax expense (benefit)     (564)     125       2,122       2,716   Interest expense, net     14,920       4,500       29,631       8,631   Depreciation and amortization     15,994       13,969       60,061       53,063   Share-based compensation expense     7,165       3,167       32,455       35,707   Foreign exchange impact     3,133       (2,638)     4,395       (1,581) SeaSpine merger-related costs     1,493       2,261       14,485       36,577   Strategic investments     440       389       910       2,272   Acquisition-related fair value adjustments     3,737       6,486       19,088       33,393   (Gain) loss on investments     —       1,781       5,120       1,781   Litigation and investigation costs     5,452       8,842       15,770       14,453   Succession charges     1,315       1,006       9,376       1,176   Medical device regulation     —       1,927       —       9,492   Adjusted EBITDA   $ 23,938     $ 19,641     $ 67,416     $ 46,285   Adjusted EBITDA as % of net sales     11.1%     9.8%     8.4%     6.2%

Adjusted Net Income     Three Months Ended December 31,     Year Ended December 31,   (Unaudited, U.S. Dollars, in thousands)   2024     2023     2024     2023   Net loss   $ (29,147)   $ (22,174)   $ (125,997)   $ (151,395) Share-based compensation expense     7,165       3,167       32,455       35,707   Foreign exchange impact     3,132       (2,637)     4,395       (1,581) SeaSpine merger-related costs     4,430       2,029       17,864       37,609   Strategic investments     470       405       1,036       2,037   Acquisition-related fair value adjustments     3,737       6,486       19,088       33,393   Amortization/depreciation of acquired long-lived assets     4,837       5,023       19,323       19,994   Litigation and investigation costs     5,452       8,842       15,770       14,453   Succession charges     1,315       1,007       9,376       1,176   Medical device regulation     —       1,954       —       9,493   Interest and loss on investments     —       1,759       5,070       2,098   Long-term income tax rate adjustment     (796)     (1,551)     1,981       1,120   Adjusted net income   $ 595     $ 4,310     $ 361     $ 4,104

Cash Flow and Free Cash Flow     Year Ended December 31,   (U.S. Dollars, in thousands)   2024     2023   Net cash provided by (used in) operating activities   $ 25,790     $ (45,753) Net cash used in investing activities     (27,580)     (33,131) Net cash provided by financing activities     50,709       65,322   Effect of exchange rate changes on cash     (938)     619   Net change in cash, cash equivalents, and restricted cash   $ 47,981     $ (12,943)     Year Ended December 31,   (Unaudited, U.S. Dollars, in thousands)   2024     2023   Net cash from operating activities   $ 25,790     $ (45,753) Capital expenditures     (34,876)     (62,050) Free cash flow   $ (9,086)   $ (107,803)